UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2021

KB HOME

(Exact name of registrant as specified in its charter)

Delaware	1-9195	95-3666267
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Wilshire Boulevard, Los Angeles, California 90024

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 231-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $1.00 per share)	KBH	New York Stock Exchange
Rights to Purchase Series A Participating Cumulative Preferred Stock		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On June 9, 2021, KB Home (the “Company”) completed its public offering of $390.0 million in aggregate principal amount of 4.00% senior notes due 2031 (the “Notes”). The Company filed a prospectus supplement with respect to the offering of the Notes, dated May 25, 2021, under its Registration Statement on Form S-3ASR (No. 333-239788). Exhibits are filed herewith in connection with the issuance of the Notes.

On June 9, 2021, the Company completed its previously announced cash tender offer for any and all outstanding 7.000% senior notes due 2021 (the “2021 Notes”). A total of $269.829 million in aggregate principal amount of the 2021 Notes were validly tendered in the Tender Offer, excluding $2.686 million in aggregate principal amount of 2021 Notes that remain subject to guaranteed delivery procedures. The Company accepted for purchase all of the 2021 Notes that were validly tendered, paid the offer consideration (plus accrued and unpaid interest thereon), and settled the tender offer on June 9, 2021.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit	Description

4.25	Officers’ Certificate and Guarantors’ Officers’ Certificate dated June 9, 2021, establishing the form and terms of the Notes.

4.26	Form of 4.00% Senior Note due 2031.

5.2	Opinion of Munger, Tolles & Olson LLP.

5.3	Opinion of Parsons Behle & Latimer.

5.4	Opinion of Clark Hill PLC.

5.5	Opinion of DLA Piper LLP (US).

5.6	Opinion of Fox Rothschild LLP.

23.3	Consent of Munger, Tolles & Olson LLP (included in Exhibit 5.2).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2021

KB Home

By:	/s/ WILLIAM A. (TONY) RICHELIEU
William A. (Tony) Richelieu
Vice President, Corporate Secretary and Associate General Counsel

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